[graphic]

===============================================================================
                                    Semiannual Report January 31, 2002

Oppenheimer
Senior Floating Rate Fund

                                                 [logo] OppenheimerFunds(R)
                                                        The Right Way to Invest

REPORT HIGHLIGHTS

       CONTENTS
 1     Letter to
       Shareholders

 3     An Interview
       with Your Fund's
       Managers

 8     Financial
       Statements

32     Officers and
       Trustees

Fund Objective

Oppenheimer Senior Floating Rate Fund seeks as high a level of current income and preservation of capital as is consistent with investing primarily in senior floating rate loans and other debt securities.

Cumulative Total Returns*

                  For the Six-Month Period
                  Ended 1/31/02
----------------------------------------------------------
Class A           -0.16%

                  Without Early               With Early
                  Withdrawal                  Withdrawal
                  Charge                      Charge
----------------------------------------------------------
Class B           -0.31%                      -3.22%
----------------------------------------------------------
Class C           -0.31                       -1.28

----------------------------------------------------------
Average Annual Total Returns*

                  For the 1-Year Period
                  Ended 1/31/02
----------------------------------------------------------
Class A           -0.07%

                  Without Early               With Early
                  Withdrawal                  Withdrawal
                  Charge                      Charge
----------------------------------------------------------
Class B           -0.55%                      -3.35%
------------------------------------------------------------
Class C           -0.54                       -1.48

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 7 for further details.

LETTER TO SHAREHOLDERS

[photo of James C. Swain]

James C. Swain
Chairman
Oppenheimer
Senior Floating
Rate Fund

[photo of John V. Murphy]

John V. Murphy
President
Oppenheimer
Senior Floating
Rate Fund

Dear Shareholder,

2001 marked a year of unprecedented volatility, uncertainty and change. At OppenheimerFunds, we understand that these are challenging times. To look ahead, we must learn to reflect on the unimaginable year that has just passed.
     For the first time in a decade, the United States economy slipped into a recession. Sharply reduced corporate capital spending and weakened consumer confidence contributed to an economic slowdown. A key factor to remember is that the recession is a natural part of the economic cycle and is following one of the longest periods of growth in U.S. history. In many ways, we are on the road to recovery. Apart from the monetary and fiscal stimuli the government and the Federal Reserve Bank have provided, the market has refocused on the importance of company fundamentals across all industries.
     The tragedy of September 11 brought great uncertainty to our lives. Yet "America is successful because of the hard work and creativity and enterprise of our people," declared President George W. Bush. "These were the strengths of our economy before September 11, and they are our strengths today."
     While the volatility of the economy is beyond anyone's control, there are steps you can take during these challenging times to help protect your investments. Most importantly, work closely with your financial advisor. Your advisor can help maintain balance in your portfolio, while ensuring your investments have a long-term purpose and address your goals. A strategy that manages risk and the potential for rewards across many sectors of the market is one of the best ways to diversify your portfolio. You should also maintain an appropriate level of awareness about your funds.

                1 | OPPENHEIMER SENIOR FLOATING RATE FUND

LETTER TO SHAREHOLDERS

     Fund communications, including this report, can help you better understand the objectives, strategies and performance of your fund. To supplement these communications, we encourage you to use our website, www.oppenheimerfunds.com, for timely fund information.
     This year will be full of new challenges. At OppenheimerFunds we pledge to provide you with the seasoned expertise and management experience that should help pave the way for a brighter future. Our vision is clear and focused, we are well positioned for the future and we hold a commitment to you, our shareholders, that we shall keep your long-term interests always in mind.
     In the face of adversity, we stood strong and proud. And despite the challenges we faced, we came together as never before with a greater sense of strength and resolve.
     We thank you for your continued support and confidence. We hope that you can see the strength and spirit that has led and continues to lead us towards a bright future. And we look forward to sharing with you the strength, expertise and resolve that makes OppenheimerFunds an integral part of The Right Way to Invest.

     Sincerely,

/s/ James C. Swain           /s/ John V. Murphy

James C. Swain               John V. Murphy
February 22, 2002            February 22, 2002

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.

                2 | OPPENHEIMER SENIOR FLOATING RATE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

Portfolio Management
Team
Arthur Zimmer
Joseph Welsh
Margaret Hui

Q. How did Oppenheimer Senior Floating Rate Fund perform during the six-month period that ended January 31, 2002?
A. The six-month period ending January 31, 2002, was a particularly difficult one for the leveraged loan market. The economic recession which began last March 2001 continued to affect many borrowers across a broad spectrum of industries and sectors. This weak economic environment coupled with lower short-term interest rates and the September 11 tragedy created unprecedented volatility in the loan market. These conditions, which we believe will probably continue at least through the first quarter 2002, affirmed the manager's late summer decision to reposition the Fund more defensively. This defensive repositioning helped the Fund's total return relative to other competitive products and from the lows experienced in early November 2001.

Why were market conditions so challenging over the past six months?
The market for senior secured loans was adversely affected by a number of factors during the last six months. Prominent among these were a weak U.S. economy, falling short-term interest rates and widespread investor pessimism. The U.S. economic slowdown generally worsened during the period, intensified by the economic aftershocks of September 11, 2001. Corporations were particularly hard hit by a slowdown in consumer and capital spending as market participants attempted to reduce costs and protect liquidity and cash flow. As economic conditions continue to deteriorate, defaults in the noninvestment-grade markets rose to levels not seen since the early 1990s. In this environment even financially sound borrowers saw the market prices of their loans decline.

                3 | OPPENHEIMER SENIOR FLOATING RATE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

     In our view, widespread investor pessimism has historically led to buying opportunities for undervalued assets. We believe that the current confluence of adverse market influences is likely to be temporary, and that the senior secured loan market should recover if the U.S. economy gains strength in 2002. In fact, the market began to stabilize in early November 2001 and has since recovered some of its earlier losses. While it is too soon to determine whether this trend will persist, we believe that it is an encouraging sign.

Why did the Fund's dividend also fall?
Since the loans in which the Fund invests carry variable rates of interest, their yields rise and fall with movements in short-term interest rates. During the last six months, the Federal Reserve Board (the Fed) reduced key short-term interest rates in an attempt to reinvigorate the domestic economy. In one of the most aggressive campaigns of its kind in U.S. history, the Fed reduced the benchmark Fed Funds Rate from 3.75% at the start of the period to 1.75% at the end, for a total reduction of 2.0 percentage points. These dramatic cuts in the Fed Funds Rate produced commensurate reductions in the London Interbank Offered Rate (LIBOR), which is the benchmark for many floating rate loans. Thus, because the Fund's investments were paying lower rates of interest, the Fund's dividend declined accordingly, but at a slower rate than the decline in Fed Funds or LIBOR rates.

                4 | OPPENHEIMER SENIOR FLOATING RATE FUND

Average Annual
Total Returns
(with Class B and
Class C Shares Early
Withdrawal Charges)

For the Periods Ended
12/31/01(1)

Class A       Since
1-Year        Inception
------------------------
0.18%         4.30%

Class B       Since
1-Year        Inception
------------------------
-3.20%        3.23%

Class C       Since
1-Year        Inception
------------------------
-1.22%        3.83%
------------------------

How did senior floating rate loans perform compared to other types of fixed income securities during the first half of the Fund's fiscal year?
Senior secured loans performed relatively well compared to other leveraged finance investments and noninvestment-grade bonds, but underperformed investment-grade and treasury bonds. A large part of this outperformance was due to the lower volatility in the loan market versus the high yield bond market. On the other hand investment-grade and government bonds gained during the period as investors looked for safe investments to wait out the recession.

How was the Fund managed in this environment?
In late summer 2001, we began to move the Fund to a more defensive position by reallocating certain assets from loans to more economically sensitive borrowers such as chemical companies, forest products companies, manufacturers and retailers to industry groups that tend to hold up well during downturns. For example, companies in the food, energy, defense and healthcare businesses generally hold their value better than others during recessions because their products and services are needed regardless of economic conditions. By emphasizing these kinds of traditionally defensive, noncyclical borrowers, we helped the Fund avoid the full brunt of the market's decline.

What is your outlook for the future?
We are cautiously optimistic, given the encouraging signs of a potential economic recovery. Manufacturing activity recently began to increase, the rate of increase in jobless claims has slowed and consumers appear to be more confident in the future. However, we intend to wait until renewed economic growth is more certain before we reposition the Fund for a recovery.

1. See Notes on page 7 for further details.

                5 | OPPENHEIMER SENIOR FLOATING RATE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

Credit Allocation(2)

[pie chart]

o A                  0.4%
o BBB               12.8
o BB                55.8
o B                 19.6
o CCC                0.8
o Other
  Securities        10.6

[end pie chart]

Accordingly, we have generally continued to emphasize borrowers in relatively defensive industry groups and de-emphasize those in economically sensitive businesses. In addition, we have continued to maintain a broadly diversified portfolio in order to help reduce the risk that an unexpected decline in any single security will have a disproportionate effect on the Fund.
     From an income perspective, LIBOR rates are currently at their lowest levels in decades. We believe that further substantial declines are unlikely, especially if the economy improves. On the other hand, higher rates are also unlikely until the Fed begins to shift to a more stimulative posture.

Top Five Corporate Loan Industries(3)
----------------------------------------------------
Healthcare                                     9.3%
----------------------------------------------------
Media/Entertainment: Cable/Wireless Video      8.9
----------------------------------------------------
Media/Entertainment: Wireless Communications   6.5
----------------------------------------------------
Forest Products/Containers                     6.4
----------------------------------------------------
Media/Entertainment: Diversified Media         6.2

Top Five Holdings by Issuer(4)
----------------------------------------------------
Repurchase Agreement                          10.6%
----------------------------------------------------
Computer Associates International, Inc.        2.5
----------------------------------------------------
Adelphia Communications Corp.                  2.2
----------------------------------------------------
International Paper Co.                        1.8
----------------------------------------------------
Nextel Communications, Inc.                    1.5

2. Portfolio is subject to change. Percentages are as of January 31, 2002, and are dollarweighted based on total market value of investments. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities and those not rated by national rating organizations (currently 2.88% of total investments) but for which the ratings given above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.
3. Portfolio is subject to change. Percentages are as of January 31, 2002, and are based on net assets.
4. Portfolio is subject to change. Percentages are as of January 31, 2002, and are based on total market value of investments.

                6 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES

In reviewing performance, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund's total returns shown do not reflect the deductions of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the Prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the Prospectus carefully before you invest or send money.

Please note that Oppenheimer Senior Floating Rate Fund has a limited operating history. The inception date of all classes is 9/8/99. Therefore you should not consider the performance shown to be indicative of long-term results. The Fund is not intended as an investor's only investment, but to complement other holdings.

Class A shares are not subject to early withdrawal charges or asset based sales charges.

Class B total returns are shown net of the applicable early withdrawal charge of 3% (one-year) or 1.5% (since inception). Class B shares are subject to an annual 0.50% asset-based sales charge.

Class C shares are shown net of the applicable 1% early withdrawal charge for the one-year period. Class C shares are subject to an annual 0.50% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

                7 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS  January 31,2002 / Unaudited

                                                                              Principal    Market Value
                                                                                 Amount      See Note 1
========================================================================================================
Corporate Loans--93.3%
--------------------------------------------------------------------------------------------------------
Aerospace/Defense--3.8%
Aerostructures Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 4.01%, 12/31/03(1,2)                                             $   495,280   $     487,387
Tranche C, 5.51%, 6/9/04(1,2)                                                 1,443,717       1,420,708
--------------------------------------------------------------------------------------------------------
Alliant Techsystems, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 4.938%, 4/20/09(1,2)                                               3,906,643       3,956,699
--------------------------------------------------------------------------------------------------------
DeCrane Aircraft Holdings, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche D, 5.88%, 12/17/06(1,2)                                               1,446,369       1,421,058
--------------------------------------------------------------------------------------------------------
DRS Technologies, Inc., Sr. Sec. Credit Facilities Term Loan,
5.10%-5.52%, 9/14/08(1,2)                                                     2,244,374       2,264,715
--------------------------------------------------------------------------------------------------------
EG&G Technical Services, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche A, 7/31/05(1,2,3)                                                     2,000,000       1,990,000
--------------------------------------------------------------------------------------------------------
Titan Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche C, 4.909%-6.658%, 2/23/07(1,2)                                        3,939,923       3,930,074
--------------------------------------------------------------------------------------------------------
United Defense Industries, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 4.58%, 7/23/09(1,2)                                                2,706,375       2,719,063
--------------------------------------------------------------------------------------------------------
Vought Aircraft Industries, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 5.08%, 10/5/07(1,2)                                                  986,276         962,852
Tranche C, 5.33%, 10/5/08(1,2)                                                  687,327         671,003
                                                                                          --------------
                                                                                             19,823,559

--------------------------------------------------------------------------------------------------------
Chemicals--3.8%
Equistar Chemicals LP, Sr. Sec. Credit Facilities
Term Loan, 4.87%, 8/24/07(2)                                                  2,992,500       3,004,970
--------------------------------------------------------------------------------------------------------
Hercules, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche D, 5.16%, 11/15/05(1,2)                                               4,935,037       4,927,329
--------------------------------------------------------------------------------------------------------
Huntsman Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche A, 5.125%, 9/30/03(1,2)                                                 976,780         636,129
Tranche B, 5.125%, 6/30/04(1,2)                                               2,790,187       1,817,110
Tranche C, 5.375%, 12/31/05(1,2)                                              3,990,799       2,599,008
--------------------------------------------------------------------------------------------------------
Huntsman ICI Chemicals LLC, Sr. Sec. Credit Facilities Term Loan:
Tranche B, 5.688%-5.813%, 6/30/07(1,2)                                        2,254,742       2,204,781
Tranche C, 6.063%, 6/30/08(1,2)                                               2,254,742       2,204,780
--------------------------------------------------------------------------------------------------------
Messer Griesheim Holding AG, Sr. Sec. Credit Facilities Term Loan:
Tranche B2, 6.419%, 4/27/09(1,2)                                                877,032         882,103
Tranche C, 5.116%-6.919%, 4/27/10(1,2)                                        1,622,967       1,632,349
                                                                                          --------------
                                                                                             19,908,559

--------------------------------------------------------------------------------------------------------
Consumer Durables--0.4%
Simmons Co., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 5.063%-7.151%, 10/29/05(1,2)                                       1,761,756       1,762,858
Tranche C, 5.375%-5.688%, 10/29/06(1,2)                                         323,122         323,729
                                                                                          --------------
                                                                                              2,086,587

                8 | OPPENHEIMER SENIOR FLOATING RATE FUND

                                                                              Principal    Market Value
                                                                                 Amount      See Note 1
--------------------------------------------------------------------------------------------------------
Consumer Non-Durables--3.2%
American Greetings Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 6.596%, 8/2/06(1,2)                                              $ 2,996,250   $   2,951,306
--------------------------------------------------------------------------------------------------------
Armkel LLC, Sr. Sec. Credit Facilities Term Loan,
Tranche B, 4.875%, 2/21/09(1,2)                                               1,197,000       1,205,604
--------------------------------------------------------------------------------------------------------
Levi Strauss & Co., Sr. Sec. Credit Facilities Term Loan,
Tranche A, 5.42%, 8/29/03(1,2)                                                1,616,254       1,618,275
--------------------------------------------------------------------------------------------------------
Playtex Products, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche A, 4.52%-4.934%, 5/24/07(1,2)                                         2,280,000       2,277,150
Tranche B, 4.77%-5.184%, 5/24/09(1,2)                                           986,030         994,042
--------------------------------------------------------------------------------------------------------
Springs Industries, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 5.438%, 7/15/08(1,2)                                               3,996,000       3,816,180
--------------------------------------------------------------------------------------------------------
William Carter Co. (The), Sr. Sec. Credit Facilities Term Loan,
Tranche B, 5.38%-7.15%, 7/23/08(1,2)                                          3,491,250       3,502,160
                                                                                          --------------
                                                                                             16,364,717

--------------------------------------------------------------------------------------------------------
Energy--2.9%
Ferrell Cos., Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 5.924%, 6/17/06(1,2)                                               4,353,315       4,244,483
--------------------------------------------------------------------------------------------------------
Port Arthur Coker Co., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.077%, 7/15/07(1,2)                                               2,268,116       2,263,864
--------------------------------------------------------------------------------------------------------
Premcor Refining Group, Inc., Sr. Unsec. Credit Facilities
Term Loan, 4.938%, 11/15/04(1,2)                                              7,000,000       5,617,500
--------------------------------------------------------------------------------------------------------
United American Energy Corp., Sr. Sec. Credit Facilities
Term Loan, 6.658%, 4/30/05(2)                                                 3,000,000       2,985,000
                                                                                          --------------
                                                                                             15,110,847

--------------------------------------------------------------------------------------------------------
Financial--1.9%
Conseco, Inc., Sr. Sec. Credit Facilities Term Loan, 12/31/03(1,2,3)          3,000,000       2,462,499
--------------------------------------------------------------------------------------------------------
Helm Holding Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 5.58%-5.659%, 10/16/06(1,2)                                        2,427,428       2,160,412
--------------------------------------------------------------------------------------------------------
White Mountains Insurance Group Ltd., Sr. Sec.
Credit Facilities Term Loan, Tranche B, 4.895%, 2/1/07(2)                     5,000,000       5,016,665
                                                                                          --------------
                                                                                              9,639,576

--------------------------------------------------------------------------------------------------------
Food & Drug--2.8%
Buffets, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 5.563%-6.313%, 3/13/07(1,2)                                        4,122,419       4,131,007
--------------------------------------------------------------------------------------------------------
Pathmark Stores, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 5.875%-5.938%, 7/15/07(2)                                            749,197         750,323
--------------------------------------------------------------------------------------------------------
Rite Aid Corp., Sr. Sec. Credit Facilities
Term Loan, 5.25%-5.375%, 6/27/05(1,2)                                         4,999,997       4,922,501
--------------------------------------------------------------------------------------------------------
Shoppers Drug Mart, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche C, 4.875%, 2/23/08(1,2)                                               1,939,911       1,950,015
Tranche E, 5.125%, 2/23/09(1,2)                                               1,939,911       1,950,015
--------------------------------------------------------------------------------------------------------
TravelCenters of America, Sr. Sec. Credit Facilities
Term Loan, 5%, 11/14/08(1,2)                                                    800,000         804,666
                                                                                          --------------
                                                                                             14,508,527

                9 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                                              Principal    Market Value
                                                                                 Amount      See Note 1
--------------------------------------------------------------------------------------------------------
Food/Tobacco--6.0%
Agrilink Foods, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 5.83%-6.551%, 9/30/04(1,2)                                       $ 2,464,781   $   2,393,920
Tranche C, 6.08%-6.801%, 9/30/05(1,2)                                         2,526,915       2,454,267
--------------------------------------------------------------------------------------------------------
Aurora Foods, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 6.08%, 9/30/06(2)                                                  3,622,103       3,591,769
--------------------------------------------------------------------------------------------------------
Cott Corp., Sr. Sec. Credit Facilities Term Loan,
4.99%-5.69%, 12/31/06(1,2)                                                    1,447,500       1,456,548
--------------------------------------------------------------------------------------------------------
Del Monte Foods Corp., Sr. Sec. Credit Facilities
Term Loan, 5.563%, 5/14/08(1,2)                                               1,450,062       1,466,981
--------------------------------------------------------------------------------------------------------
Flowers Foods, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 4.563%-4.75%, 3/26/07(2)                                           4,974,999       5,007,337
--------------------------------------------------------------------------------------------------------
International Multifoods Corp., Sr. Sec. Credit Facilities
Term Loan, Tranche B, 4.74%-5%, 1/3/08(1,2)                                   3,200,000       3,208,000
--------------------------------------------------------------------------------------------------------
Land O'Lakes, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 5.25%, 10/11/08(1,2)                                               2,000,000       1,997,500
--------------------------------------------------------------------------------------------------------
Michael Foods, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 4.81%-7.33%, 3/22/08(1,2)                                          2,698,274       2,721,464
--------------------------------------------------------------------------------------------------------
Pinnacle Foods, Inc., Sr. Sec. Credit Facilities
Term Loan, 5.28%-5.30%, 5/22/08(1,2)                                          3,000,000       3,005,624
--------------------------------------------------------------------------------------------------------
Suiza Foods Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 4.91%, 7/15/08(2)                                                  4,000,000       4,030,716
                                                                                          --------------
                                                                                             31,334,126

--------------------------------------------------------------------------------------------------------
Forest Products/Containers--6.4%
Grant Forest Products Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 4.83%, 10/12/08(1,2)                                               3,683,372       3,646,539
--------------------------------------------------------------------------------------------------------
Greif Brothers Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 5.12%, 2/25/08(1,2)                                                2,431,041       2,435,852
--------------------------------------------------------------------------------------------------------
International Paper Co., Sr. Sec. Credit Facilities
Term Loan, 6/14/02(1,2,3)                                                    10,000,000       9,998,250
--------------------------------------------------------------------------------------------------------
Jefferson Smurfit Group plc, Sr. Sec. Credit Facilities Term Loan,
Tranche B, 3.875%, 4/27/07(1,2)                                               4,000,000       3,995,832
--------------------------------------------------------------------------------------------------------
Norske Skog Canada Ltd., Sr. Sec.  Credit Facilities Term Loan,
Tranche B, 4.49%-6.31%, 8/31/08(1,2)                                          2,985,000       3,003,656
--------------------------------------------------------------------------------------------------------
Owens-Illinois Group, Inc., Sr. Sec. Credit Facilities Term Loan,
4.35%, 3/31/04(1,2)                                                             217,701         217,248
--------------------------------------------------------------------------------------------------------
Potlatch Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 4.66%, 6/30/05(1,2)                                                4,975,000       4,994,691
--------------------------------------------------------------------------------------------------------
Stone Container Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche E, 5.438%-5.474%, 10/1/03(1,2)                                        2,523,638       2,525,610
Tranche G, 5.438%, 12/31/06(1,2)                                              2,680,927       2,677,338
                                                                                          --------------
                                                                                             33,495,016

                10 | OPPENHEIMER SENIOR FLOATING RATE FUND

                                                                              Principal    Market Value
                                                                                 Amount      See Note 1
--------------------------------------------------------------------------------------------------------
Gaming/Leisure--2.8%
Ameristar Casinos, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 5.688%, 12/20/06(1,2)                                            $   940,570   $     949,388
Tranche C, 5.938%, 12/20/07(1,2)                                                801,780         806,792
--------------------------------------------------------------------------------------------------------
Boyd Gaming Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche C, 5.02%-5.37%, 6/15/06(1,2)                                          1,706,511       1,707,580
--------------------------------------------------------------------------------------------------------
Isle of Capri Casinos, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 5.15%-5.25%, 3/2/06(1,2)                                           2,088,026       2,101,077
Tranche C, 5.275%-5.375%, 3/2/07(1,2)                                         1,827,023       1,836,159
--------------------------------------------------------------------------------------------------------
Penn National Gaming, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 5.904%-6.24%, 8/1/06(1,2)                                          2,942,455       2,951,652
--------------------------------------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc., Sr. Sec.
Credit Facilities Term Loan, Tranche II, 4.624%, 2/23/03(1,2)                 3,000,000       3,003,483
--------------------------------------------------------------------------------------------------------
Sunburst Hospitality Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche II, 5.77%, 12/29/05(1,2)                                              1,318,042       1,265,321
                                                                                          --------------
                                                                                             14,621,452

--------------------------------------------------------------------------------------------------------
Healthcare--9.3%
AdvancePCS, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 5.13%, 10/30/07(1,2)                                               1,795,110       1,806,703
--------------------------------------------------------------------------------------------------------
Alpharma Operating Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 5.25%, 7/31/08(1,2)                                                2,229,166       2,227,773
--------------------------------------------------------------------------------------------------------
Apria Healthcare Group, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 4.91%-5.56%, 7/9/07(2)                                             3,984,999       3,999,115
--------------------------------------------------------------------------------------------------------
Caremark Rx, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 4.83%, 3/12/06(1,2)                                                4,955,000       5,006,101
--------------------------------------------------------------------------------------------------------
Community Health Systems, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche D, 5.85%, 12/31/05(1,2)                                               4,972,676       4,995,989
--------------------------------------------------------------------------------------------------------
Genesis Health Ventures, Inc., Sr. Sec. Credit Facilities Term Loan:
Delayed Draw, Tranche B, 3.25%-5.86%, 3/31/07(1,2)                            2,095,889       2,099,166
Tranche B, 5.93%, 3/31/07(1,2)                                                1,894,349       1,910,925
--------------------------------------------------------------------------------------------------------
Insight Health Services Corp., Sr. Sec. Credit Facilities Term Loan:
Delayed Draw, Tranche B, 2%, 9/19/08(1,2)                                     2,500,000       2,492,187
Tranche B, 5.409%, 9/19/08(1,2)                                               2,493,750       2,492,191
--------------------------------------------------------------------------------------------------------
Kinetic Concepts, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche D, 5.435%, 3/31/06(1,2)                                               3,980,000       3,981,660
--------------------------------------------------------------------------------------------------------
Magellan Health Services, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 5.563%, 2/12/05(1,2)                                               2,728,107       2,727,766
Tranche C, 5.812%, 2/12/06(1,2)                                               2,728,106       2,727,765
--------------------------------------------------------------------------------------------------------
Oxford Health Plans, Inc., Sr. Sec. Credit Facilities
Term Loan, 5.923%-7.10%, 6/1/06(1,2)                                          2,478,225       2,486,746
--------------------------------------------------------------------------------------------------------
Pacificare Health Systems, Sr. Sec. Credit Facilities Term Loan,
Tranche A, 1/2/03(1,2,3)                                                      2,000,000       1,891,250
--------------------------------------------------------------------------------------------------------
Service Corp. International, Sr. Sec. Credit Facilities
Term Loan, 3.313%, 6/30/02(1,2)                                                 808,984         792,804
--------------------------------------------------------------------------------------------------------
Stewart Enterprises, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 5.375%-5.575%, 6/29/06(1,2)                                        1,121,707       1,128,193

                11 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                                              Principal    Market Value
                                                                                 Amount      See Note 1
--------------------------------------------------------------------------------------------------------
Healthcare Continued
Triad Hospitals, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 4.83%, 1/4/08(2)                                                 $ 1,237,727   $   1,252,658
--------------------------------------------------------------------------------------------------------
Ventas Realty LP, Sr. Sec. Credit Facilities Term Loan,
Tranche C, 6.16%, 12/31/07(1,2)                                               4,521,749       4,519,864
                                                                                          --------------
                                                                                             48,538,856

--------------------------------------------------------------------------------------------------------
Housing--1.3%
Magnatrax Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 6.511%, 12/10/05(1,2)                                              3,974,076       3,556,798
--------------------------------------------------------------------------------------------------------
Service Partners, Sr. Sec. Credit Facilities Term Loan,
Tranche B, 4/25/07(1,2,3)                                                     3,000,000       2,940,000
                                                                                          --------------
                                                                                              6,496,798

--------------------------------------------------------------------------------------------------------
Information Technology--3.5%
Computer Associates International, Inc., Sr. Sec. Credit Facilities Term Loan:
2.816%-5.134%, 5/26/03(1,2)                                                   4,375,000       4,366,796
5/26/03(1,2,3)                                                               10,000,000       9,981,250
--------------------------------------------------------------------------------------------------------
Seagate Technology, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 5.188%, 11/22/06(2)                                                3,942,587       3,948,750
                                                                                          --------------
                                                                                             18,296,796

--------------------------------------------------------------------------------------------------------
Manufacturing--5.6%
Babcock Borsig Capital Corp., Sr. Sec. Credit Facilities
Term Loan, 7%, 12/31/04(1,2)                                                  1,615,384       1,621,442
--------------------------------------------------------------------------------------------------------
Citation Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 6.063%, 12/1/07(1,2)                                               2,322,371       1,956,598
--------------------------------------------------------------------------------------------------------
Collins & Aikman Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7%, 12/31/05(1,2)                                                  3,000,000       3,024,063
--------------------------------------------------------------------------------------------------------
Flowserve Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche A, 4.625%-4.688%, 8/8/06(1,2)                                         1,869,653       1,863,812
Tranche B, 5.375%-5.625%, 8/8/08(1,2)                                         1,987,368       1,990,785
--------------------------------------------------------------------------------------------------------
General Cable Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 5.125%, 5/27/07(1,2)                                               1,109,316       1,067,717
--------------------------------------------------------------------------------------------------------
Gentek, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche C, 5.35%-5.54%, 10/31/07(1,2)                                         2,984,886       2,626,700
--------------------------------------------------------------------------------------------------------
Harnischfeger Industries, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 5.25%, 4/30/05(1,2)                                                3,000,000       3,000,000
--------------------------------------------------------------------------------------------------------
Joan Fabrics Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 5.906%, 8/28/05(1,2)                                                 974,910         865,233
Tranche C, 6.156%, 8/28/06(1,2)                                                 504,021         447,319
--------------------------------------------------------------------------------------------------------
Kinetics Group, Sr. Sec. Credit Facilities
Term Loan, 5.74%-7.644%, 3/1/06(1,2)                                          2,500,000       2,266,668
--------------------------------------------------------------------------------------------------------
Manitowoc Co., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 4.735%, 4/30/07(1,2)                                               3,606,875       3,631,221
--------------------------------------------------------------------------------------------------------
Metaldyne Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche C, 8.137%, 2/28/09(1,2)                                                 924,157         877,949
--------------------------------------------------------------------------------------------------------
SPX Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche C, 4.687%, 12/31/07(2)                                                3,969,981       3,972,816
                                                                                          --------------
                                                                                             29,212,323

                12 | OPPENHEIMER SENIOR FLOATING RATE FUND

                                                                              Principal    Market Value
                                                                                 Amount      See Note 1
--------------------------------------------------------------------------------------------------------
Media/Entertainment: Broadcasting--0.9%
Citadel Communications Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 4.85%, 3/28/09(1,2)                                              $ 2,500,000   $   2,499,610
--------------------------------------------------------------------------------------------------------
Pegasus Media & Communications Co., Sr. Sec. Credit Facilities
Term Loan, Tranche B ,5.438%, 4/30/05(1,2)                                    1,453,778       1,409,559
--------------------------------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 5.93%, 11/15/09(1,2)                                               1,000,000       1,006,000
                                                                                          --------------
                                                                                              4,915,169

--------------------------------------------------------------------------------------------------------
Media/Entertainment: Cable/Wireless Video--8.9%
CC VI Operating Co. LLC, Sr. Sec. Credit Facilities Term Loan,
Tranche B, 4.22%, 11/12/08(1,2)                                               5,000,000       4,933,805
--------------------------------------------------------------------------------------------------------
Century Holdings LLC, Sr. Sec. Credit Facilities Term Loan:
Tranche B, 4.87%, 6/30/09(1,2)                                                5,000,000       4,955,275
Tranche B, 4.89%, 12/31/09(1,2)                                               2,500,000       2,480,938
--------------------------------------------------------------------------------------------------------
Charter Communications Operating LLC, Sr. Sec.
Credit Facilities Term Loan:
4.48%, 9/18/08(1,2)                                                           2,100,000       2,035,251
Tranche B, 4.52%, 3/18/08(1,2)                                                3,400,000       3,359,625
--------------------------------------------------------------------------------------------------------
Insight Communication Co., Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche A, 4.438%, 6/30/09(1,2)                                               2,000,000       2,018,750
Tranche B, 5.50%, 12/31/09(1,2)                                               5,500,000       5,520,625
--------------------------------------------------------------------------------------------------------
Lodgenet Entertainment Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 5.909%, 6/30/06(1,2)                                               2,493,750       2,450,109
--------------------------------------------------------------------------------------------------------
Mediacom Communications Corp., Sr. Sec. Credit Facilities
Term Loan, Tranche B, 4.23%-4.86%, 9/30/10(1,2)                               1,500,000       1,508,555
--------------------------------------------------------------------------------------------------------
Mediacom Illinois LLC, Sr. Sec. Credit Facilities
Term Loan, 4.71%, 12/31/08(2)                                                 5,000,000       5,018,750
--------------------------------------------------------------------------------------------------------
Olympus Cable Holdings LLC, Sr. Sec. Credit Facilities Term Loan,
Tranche B, 4.75%, 9/28/10(2)                                                  5,000,000       4,962,155
--------------------------------------------------------------------------------------------------------
United Pan-Europe Communications NV, Sr. Sec. Credit Facilities
Term Loan, Tranche B, 7/19/09(1,4)                                            1,100,000         885,500
--------------------------------------------------------------------------------------------------------
Videotron Holdings Ltd., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 4.59%-4.625%, 12/1/09(1,2)                                         5,999,999       5,990,628
                                                                                          --------------
                                                                                             46,119,966

                13 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                                              Principal    Market Value
                                                                                 Amount      See Note 1
--------------------------------------------------------------------------------------------------------
Media/Entertainment: Diversified Media--6.2%
Ackereley Group, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 6.761%, 8/31/06(1,2)                                             $ 1,825,425   $   1,845,961
--------------------------------------------------------------------------------------------------------
Adams Outdoor Advertising, Sr. Sec. Credit Facilities Term Loan,
Tranche B, 5.41%, 1/31/08(1,2)                                                2,500,000       2,522,658
--------------------------------------------------------------------------------------------------------
Advanstar Communications, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 5.37%, 10/12/08(1,2)                                               3,348,571       3,093,243
--------------------------------------------------------------------------------------------------------
CanWest Global Communications Corp., Sr. Sec.
Credit Facilities Term Loan:
Tranche B, 5.511%, 11/1/08(1,2)                                               1,201,806       1,213,931
Tranche C, 5.761%, 11/1/09(1,2)                                                 750,831         758,407
--------------------------------------------------------------------------------------------------------
Dreamworks Film Trust, Sr. Sec. Credit Facilities Term Loan,
Tranche II, 4.527%, 1/12/09(1,2)                                              2,000,000       2,013,750
--------------------------------------------------------------------------------------------------------
Emmis Communications Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 5.375%-5.687%, 8/31/09(1,2)                                        2,410,795       2,422,167
--------------------------------------------------------------------------------------------------------
Lamar Advertising Co., Sr. Sec. Credit Facilities Term Loan,
Tranche C, 4.375%, 8/1/06(1,2)                                                1,500,000       1,504,419
--------------------------------------------------------------------------------------------------------
Mail-Well, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche A, 5.26%-6.06%, 2/22/06(1,2)                                          2,898,057       2,784,549
--------------------------------------------------------------------------------------------------------
Metro-Goldwyn-Mayer Studios, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 4.938%, 7/7/06(1,2)                                                4,970,000       4,940,180
--------------------------------------------------------------------------------------------------------
Regal Cinemas, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 1/7/08(1,2,3)                                                      1,500,000       1,515,000
--------------------------------------------------------------------------------------------------------
Transwestern Publishing Co., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 4.739%-4.74%, 5/17/08(1,2)                                         2,985,000       2,994,950
--------------------------------------------------------------------------------------------------------
United Artist Theater Co., Sr. Sec. Credit Facilities
Term Loan, 5.83%, 2/2/05(1,2)                                                 4,773,461       4,741,140
                                                                                          --------------
                                                                                             32,350,355

--------------------------------------------------------------------------------------------------------
Media/Entertainment: Telecommunications--3.8%
Broadwing, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 3.99%-4.27%, 12/30/06(1,2)                                         1,499,994       1,454,415
--------------------------------------------------------------------------------------------------------
Globenet Communications Holdings Ltd., Sr. Sec. Credit Facilities
Term Loan, Tranche D, 9/30/05(1,4)                                            5,000,000       2,250,000
--------------------------------------------------------------------------------------------------------
IPC Information Systems, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.50%, 12/31/06(1,2)                                               3,500,000       3,500,000
--------------------------------------------------------------------------------------------------------
Level 3 Communications, Inc., Sr. Sec. Credit Facilities
Revolving Credit Loan, 9/30/07(1,2,3)                                         2,779,670       1,730,345
--------------------------------------------------------------------------------------------------------
Level 3 Communications, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 5.59%, 1/15/08(1,2)                                                1,500,000         981,875
--------------------------------------------------------------------------------------------------------
NTELOS, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 5.83%, 7/26/08(1,2)                                                2,000,000       1,712,500
--------------------------------------------------------------------------------------------------------
Pacific Crossings Ltd., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 4.125%, 7/31/06(1,2)                                               4,621,888       2,688,400
--------------------------------------------------------------------------------------------------------
Valor Communications LLC, Sr. Sec. Credit Facilities Term Loan,
Tranche B, 5.88%, 6/26/08(1,2)                                                2,456,344       2,402,612
--------------------------------------------------------------------------------------------------------
XO Communications, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 6.904%, 6/30/07(2)                                                 5,000,000       3,116,665
                                                                                          --------------
                                                                                             19,836,812

                14 | OPPENHEIMER SENIOR FLOATING RATE FUND

                                                                              Principal    Market Value
                                                                                 Amount      See Note 1
--------------------------------------------------------------------------------------------------------
Media/Entertainment: Wireless Communications--6.5%
Alamosa Holdings, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche A, 5.75%-6.063%, 2/14/08(1,2)                                       $ 2,923,304   $   2,886,764
--------------------------------------------------------------------------------------------------------
American Tower Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 4.72%, 12/17/07(1,2)                                               2,700,000       2,433,796
--------------------------------------------------------------------------------------------------------
Crown Castle International Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 4.76%, 3/15/08(2)                                                  5,000,000       4,895,050
--------------------------------------------------------------------------------------------------------
Dobson Operating Co. LLC, Sr. Sec. Credit Facilities Term Loan,
Tranche B, 4.85%, 12/31/07(1,2)                                               2,474,747       2,462,683
--------------------------------------------------------------------------------------------------------
Dobson Sygnet Operating Co., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 4.87%, 3/23/07(1,2)                                                2,849,773       2,740,769
Tranche C, 5.62%, 12/23/07(1,2)                                               1,937,281       1,857,570
--------------------------------------------------------------------------------------------------------
Nextel Communications, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche A, 4.50%, 12/31/07(1,2)                                               2,000,000       1,737,142
Tranche D, 5.063%, 3/31/09(2)                                                 8,000,000       6,987,696
--------------------------------------------------------------------------------------------------------
Triton PCS, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 4.875%, 5/4/07(1,2)                                                5,000,000       4,992,710
--------------------------------------------------------------------------------------------------------
Western Wireless Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche A, 4.13%, 3/31/08(1,2)                                                3,000,000       2,694,999
                                                                                          --------------
                                                                                             33,689,179

--------------------------------------------------------------------------------------------------------
Metals/Minerals--1.5%
Ispat Inland LP, Sr. Sec. Credit Facilities Term Loan:
Tranche B, 5.846%, 7/16/05(1,2)                                               2,523,907       1,533,274
Tranche C, 5.846%, 7/16/06(1,2)                                               2,523,907       1,533,274
--------------------------------------------------------------------------------------------------------
Murrin Murrin Holdings, Sr. Sec. Credit Facilities Term Loan,
Tranche B, 5.125%, 2/28/05(1,2)                                               2,823,529       2,601,176
--------------------------------------------------------------------------------------------------------
Ucar Finance, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 2/29/08(1,2,3)                                                     2,000,000       1,974,532
                                                                                          --------------
                                                                                              7,642,256

--------------------------------------------------------------------------------------------------------
Retail--2.1%
Blockbuster, Inc., Sr. Unsec. Credit Facilities Term Loan,
Tranche B, 7/1/04(1,2,3)                                                      2,500,000       2,450,000
--------------------------------------------------------------------------------------------------------
Micro Warehouse, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 6.875%, 1/28/07(1,2)                                               2,835,595       2,183,409
--------------------------------------------------------------------------------------------------------
Pantry, Inc. (The), Sr. Sec. Credit Facilities Term Loan,
Tranche B, 5.83%, 1/31/06(1,2)                                                4,448,582       4,420,779
--------------------------------------------------------------------------------------------------------
Petco Animal Supplies, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 5.33%-5.37%, 10/1/08(1,2)                                          1,994,871       1,999,859
                                                                                          --------------
                                                                                             11,054,047

                15 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                                              Principal    Market Value
                                                                                 Amount      See Note 1
--------------------------------------------------------------------------------------------------------
Service--6.1%
Allied Waste North America, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 4.563%-4.688%, 7/21/06(1,2)                                      $   843,662   $     833,943
Tranche C, 4.875%-5.063%, 7/21/07(1,2)                                        1,496,244       1,479,006
--------------------------------------------------------------------------------------------------------
Coinmach Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7/25/08(1,2,3)                                                     1,000,000       1,008,125
--------------------------------------------------------------------------------------------------------
Dyncorp, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 5.938%-6%, 12/10/06(1,2)                                           4,487,496       4,526,764
--------------------------------------------------------------------------------------------------------
NRT, Inc., Sr. Sec. Credit Facilities Term Loan, 5.25%-5.563%, 7/31/04(1,2)   2,999,999       2,960,001
--------------------------------------------------------------------------------------------------------
Transaction Network Services, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche A, 5.125%, 5/4/05(1,2)                                                2,276,288       2,259,217
--------------------------------------------------------------------------------------------------------
United Rentals North America, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 4.79%-4.85%, 10/31/07(1,2)                                         2,972,524       2,997,420
--------------------------------------------------------------------------------------------------------
VICAR Operating, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche A, 4.938%, 9/20/06(1,2)                                                 969,387         965,753
Tranche B, 5.625%, 3/30/08(1,2)                                               1,771,508       1,782,581
--------------------------------------------------------------------------------------------------------
Washington Group International, Inc., Sr. Sec.
Credit Facilities Revolving Credit Loan:
Debtor in Possession, 0.75%, 2/15/02(1,2)                                     5,000,000       4,925,000
Tranche B, 12/1/04(1,2,3)                                                     4,000,000       3,780,000
--------------------------------------------------------------------------------------------------------
Washington Group International, Inc., Sr. Sec. Credit Facilities
Term Loan, Tranche B, 7/12/07(1,4,5)                                          5,974,999       4,486,227
                                                                                          --------------
                                                                                             32,004,037

--------------------------------------------------------------------------------------------------------
Transportation--2.3%
Federal Mogul Corp., Sr. Sec. Credit Facilities Term Loan,
Debtor in Possession, Tranche B, 5.75%, 11/1/03(1,2)                          1,750,000       1,758,750
--------------------------------------------------------------------------------------------------------
Meridian Automotive Systems, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 6.56%-7.89%, 3/31/07(1,2)                                          2,997,607       1,963,434
--------------------------------------------------------------------------------------------------------
Motor Coach Industries International, Inc., Sr. Sec. Credit Facilities
Term Loan, Tranche B, 5.91%, 6/16/06(1,2)                                     4,802,596       3,746,025
--------------------------------------------------------------------------------------------------------
Progressive Moulded Products Ltd., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 5.813%-6.188%, 8/11/07(1,2)                                        2,952,523       2,767,991
--------------------------------------------------------------------------------------------------------
Tenneco, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 5.95%, 12/30/07(1,2)                                                 995,000         883,891
Tranche C, 6.20%, 6/30/08(1,2)                                                  995,000         883,891
                                                                                          --------------
                                                                                             12,003,982

--------------------------------------------------------------------------------------------------------
Utility--1.3%
AES NY Funding, Sr. Sec. Credit Facilities Term Loan, 6.875%, 2/28/05(1,2)    2,000,000       1,988,750
--------------------------------------------------------------------------------------------------------
Southern California Edison, Sr. Sec. Credit Facilities
Revolving Credit Loan, 5/31/02(1,2,3)                                         5,000,000       4,981,250
                                                                                              6,970,000
                                                                                          --------------
Total Corporate Loans (Cost $502,119,873)                                                   486,023,543

                16 | OPPENHEIMER SENIOR FLOATING RATE FUND

                                                                             Principal     Market Value
                                                                                Amount       See Note 1
========================================================================================================
Corporate Bonds and Notes--3.8%

Amazon.com, Inc., 0%/10% Sr. Unsec. Disc. Nts., 5/1/08(6)                   $ 1,500,000   $   1,215,000
--------------------------------------------------------------------------------------------------------
Finova Group, Inc. (The), 7.50% Nts., 11/15/09                                5,000,000       1,900,000
--------------------------------------------------------------------------------------------------------
Fort James Corp., 6.625% Sr. Unsec. Nts., 9/15/04                             2,000,000       1,869,108
--------------------------------------------------------------------------------------------------------
IMC Global, Inc., 6.50% Sr. Unsec. Nts., 8/1/03                               3,000,000       2,953,923
--------------------------------------------------------------------------------------------------------
Lyondell Chemical Co.:
9.625% Sr. Sec. Nts., Series A, 5/1/07                                        2,000,000       2,005,000
9.875% Sec. Nts., Series B, 5/1/07                                            2,500,000       2,493,750
--------------------------------------------------------------------------------------------------------
Price Communications Wireless, Inc., 11.75% Sr. Sub. Nts., 7/15/07            5,000,000       5,375,000
--------------------------------------------------------------------------------------------------------
VoiceStream Wireless Corp., 10.375% Sr. Unsec. Nts., 11/15/09                 1,967,000       2,252,215
                                                                                          --------------
Total Corporate Bonds and Notes (Cost $21,431,382)                                           20,063,996

                                                                                  Units
========================================================================================================
Rights, Warrants and Certificates--0.0%

Exide Corp. Wts., Exp.3/18/06(5 )(Cost $0)                                        1,572              --
                                                                              Principal
                                                                                 Amount
========================================================================================================
Repurchase Agreements--11.6%

Repurchase agreement with Banque Nationale De Paris, 1.88%,
dated 1/31/02, to be repurchased at $60,271,147 on 2/1/02,
collateralized by U.S. Treasury Bonds, 6.25%-8.875%, 11/15/07-8/15/23,
with a value of $61,610,656 (Cost $60,268,000)                              $60,268,000      60,268,000
--------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $583,819,255)                                   108.7%    566,355,539
--------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                              (8.7)    (45,153,721)
                                                                            ----------------------------
Net Assets                                                                        100.0%  $ 521,201,818
                                                                            ============================

Footnotes to Statement of Investments

1. Identifies issues considered to be illiquid--See Note 4 of Notes to Financial Statements.
2. Represents the current interest rate for a variable or increasing rate security.
3. This Senior Loan will settle after February 28, 2002, at which time the interest rate will be determined.
4. Issuer is in default.
5. Non-income-producing security.
6. Denotes a step bond: a zero-coupon bond that converts to a fixed or variable interest rate at a designated future date.

See accompanying Notes to Financial Statements.

                17 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF ASSETS AND LIABILITIES  Unaudited

January 31, 2002
=========================================================================================
Assets

Investments, at value (including repurchase agreements of $60,268,000)
(cost $583,819,255)--see accompanying statement                           $566,355,539
-----------------------------------------------------------------------------------------
Cash                                                                           667,680
-----------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                            56,857,306
Interest and principal paydowns                                              3,948,453
Other                                                                          163,793
                                                                          ---------------
Total assets                                                               627,992,771

=========================================================================================
Liabilities

Payables and other liabilities:
Investments purchased                                                       63,004,336
Shares of beneficial interest repurchased                                   43,414,094
Distribution and service plan fees                                             119,188
Dividends                                                                       62,599
Shareholder reports                                                             47,110
Transfer agent and shareholder servicing agent fees                              1,266
Trustees' compensation                                                           1,169
Other                                                                          141,191
                                                                          ---------------
Total liabilities                                                          106,790,953

=========================================================================================
Net Assets                                                                $521,201,818
                                                                          ===============

=========================================================================================
Composition of Net Assets

Par value of shares of beneficial interest                                $     56,518
-----------------------------------------------------------------------------------------
Additional paid-in capital                                                 570,080,913
-----------------------------------------------------------------------------------------
Undistributed (overdistributed) net investment income                          422,535
-----------------------------------------------------------------------------------------
Accumulated net realized gain (loss) on investment transactions            (31,894,432)
-----------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments                  (17,463,716)
                                                                          ---------------
Net Assets                                                                $521,201,818
                                                                          ===============

=========================================================================================
Net Asset Value Per Share

Class A Shares:
Net asset value per share (based on net assets of $38,653,603
and 4,194,640 shares of beneficial interest outstanding)                         $9.21
-----------------------------------------------------------------------------------------
Class B Shares:
Net asset value, repurchase price and offering price per share
(based on net assets of $200,178,161 and 21,714,052 shares
of beneficial interest outstanding)                                              $9.22
-----------------------------------------------------------------------------------------
Class C Shares:
Net asset value, repurchase price and offering price per share
(based on net assets of $282,370,054 and 30,609,438 shares
of beneficial interest outstanding)                                              $9.22

See accompanying Notes to Financial Statements.

                18 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF OPERATIONS  Unaudited

For the Six Months Ended January 31, 2002
=========================================================================================
Investment Income

Interest                                                                  $ 21,960,817

=========================================================================================
Expenses

Management fees                                                              2,147,437
-----------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                         54,712
Class B                                                                        819,231
Class C                                                                      1,253,076
-----------------------------------------------------------------------------------------
Transfer agent and shareholder servicing agent fees                            292,282
-----------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                    285,800
-----------------------------------------------------------------------------------------
Custodian fees and expenses                                                    197,850
-----------------------------------------------------------------------------------------
Shareholder reports                                                            155,029
-----------------------------------------------------------------------------------------
Revolving credit interest                                                       51,138
-----------------------------------------------------------------------------------------
Trustees' compensation                                                           8,305
-----------------------------------------------------------------------------------------
Other                                                                           67,021
                                                                          ---------------
Total expenses                                                               5,331,881
Less reduction to custodian expenses                                           (10,153)
Less voluntary waiver of expenses                                             (596,793)
                                                                          ---------------
Net expenses                                                                 4,724,935

=========================================================================================
Net Investment Income                                                       17,235,882

=========================================================================================
Realized and Unrealized Gain (Loss)

Net realized gain (loss) on investments                                    (23,305,561)

-----------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on investments          2,467,942
                                                                          ---------------
Net realized and unrealized gain (loss)                                    (20,837,619)

=========================================================================================
Net Decrease in Net Assets Resulting from Operations                      $ (3,601,737)
                                                                          ===============

See accompanying Notes to Financial Statements.

                19 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         Six Months             Year
                                                                              Ended            Ended
                                                                   January 31, 2002         July 31,
                                                                        (Unaudited)             2001
=======================================================================================================
Operations

Net investment income (loss)                                           $ 17,235,882     $ 41,367,566
-------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                (23,305,561)      (9,519,614)
-------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                      2,467,942      (19,330,546)
                                                                       --------------------------------
Net increase (decrease) in net assets resulting from operations          (3,601,737)      12,517,406

=======================================================================================================
Dividends and/or Distributions to Shareholders

Dividends from net investment income:
Class A                                                                  (1,435,254)      (3,405,716)
Class B                                                                  (6,020,566)     (13,166,600)
Class C                                                                  (9,244,341)     (24,215,665)

=======================================================================================================
Beneficial Interest Transactions

Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                                  (4,800,251)      24,667,172
Class B                                                                 (12,980,194)     131,349,652
Class C                                                                 (56,155,842)     171,997,169

=======================================================================================================
Net Assets

Total increase (decrease)                                               (94,238,185)     299,743,418
-------------------------------------------------------------------------------------------------------
Beginning of period                                                     615,440,003      315,696,585
                                                                       --------------------------------
End of period [including undistributed (overdistributed)
net investment of $422,535 and $(113,186), respectively]               $521,201,818     $615,440,003
                                                                       ================================

See accompanying Notes to Financial Statements.

                20 | OPPENHEIMER SENIOR FLOATING RATE FUND

FINANCIAL HIGHLIGHTS

                                                      Six Months                        Year
                                                           Ended                       Ended
                                                 January 31, 2002                   July 31,
Class A                                              (Unaudited)         2001        2000(1)
===============================================================================================
Per Share Operating Data

Net asset value, beginning of period                       $9.51        $9.96         $10.00
-----------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        .29          .80(2)         .71
Net realized and unrealized gain (loss)                     (.31)        (.46)(2)       (.04)
                                                           ------------------------------------
Total income (loss) from investment operations              (.02)         .34            .67
-----------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        (.28)        (.79)          (.71)
-----------------------------------------------------------------------------------------------
Net asset value, end of period                             $9.21        $9.51         $ 9.96
                                                           ====================================

===============================================================================================
Total Return, at Net Asset Value(3)                        (0.16)%       3.52%          6.94%

===============================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)                 $38,654      $44,985        $22,421
-----------------------------------------------------------------------------------------------
Average net assets (in thousands)                        $43,773      $41,457        $ 6,600
-----------------------------------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment income                                       6.24%        8.11%(2)       8.30%
Expenses                                                    1.33%        1.20%          1.26%
Expenses, net of voluntary waiver of expenses
and/or reduction to custodian expenses                      1.13%        1.00%          0.87%
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                                       40%          47%            62%

1. For the period from September 8, 1999 (inception of offering) to July 31,
2000.
2. Without the adoption of the change in amortization method for fiscal years beginning after December 15, 2000, these amounts would have been:
     Net investment income                        N/A
     Net realized and unrealized gain (loss)      N/A
     Net investment income ratio                8.13%
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

                21 | OPPENHEIMER SENIOR FLOATING RATE FUND

FINANCIAL HIGHLIGHTS Continued

                                                                Six Months                             Year
                                                                     Ended                            Ended
                                                          January 31, 2002                         July 31,
Class B                                                        (Unaudited)          2001            2000(1)
=============================================================================================================
Per Share Operating Data

Net asset value, beginning of period                                 $9.51         $9.97            $10.00
-------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                  .27           .76(2)            .67
Net realized and unrealized gain (loss)                               (.30)         (.47)(2)          (.03)
                                                                     ----------------------------------------
Total income (loss) from investment operations                        (.03)          .29               .64
-------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                  (.26)         (.75)             (.67)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $9.22         $9.51             $9.97
                                                                     ========================================

=============================================================================================================
Total Return, at Net Asset Value(3)                                  (0.31)%        2.96%             6.56%

=============================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)                          $200,178      $220,328           $98,343
-------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                 $216,565      $177,025           $49,122
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment income                                                 5.73%         7.56%(2)          7.80%
Expenses                                                              1.83%         1.64%             1.76%
Expenses, net of voluntary waiver of expenses
and/or reduction to custodian expenses                                1.63%         1.44%             1.37%
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 40%           47%               62%

1. For the period from September 8, 1999 (inception of offering) to July 31,
2000.
2. Without the adoption of the change in amortization method for fiscal years beginning after December 15, 2000, these amounts would have been:
     Net investment income                           N/A
     Net realized and unrealized gain (loss)         N/A
     Net investment income ratio                   7.58%
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

                22 | OPPENHEIMER SENIOR FLOATING RATE FUND

                                                                Six Months                              Year
                                                                     Ended                             Ended
                                                          January 31, 2002                          July 31,
Class C                                                        (Unaudited)          2001             2000(1)
=============================================================================================================
Per Share Operating Data

Net asset value, beginning of period                                 $9.51         $9.97            $10.00
-------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                  .27           .76(2)            .67
Net realized and unrealized gain (loss)                               (.30)         (.47)(2)          (.04)
                                                                     ----------------------------------------
Total income (loss) from investment operations                        (.03)          .29               .63
-------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                  (.26)         (.75)             (.66)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $9.22         $9.51             $9.97
                                                                     ========================================

=============================================================================================================
Total Return, at Net Asset Value(3)                                  (0.31)%        2.96%             6.51%

=============================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)                          $282,370      $350,126          $194,933
-------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                 $330,988      $323,725          $ 82,761
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment income                                                 5.76%         7.60%(2)          7.79%
Expenses                                                              1.83%         1.65%             1.77%
Expenses, net of voluntary waiver of expenses
and/or reduction to custodian expenses                                1.63%         1.45%             1.38%
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 40%           47%               62%

1. For the period from September 8, 1999 (inception of offering) to July 31,
2000.
2. Without the adoption of the change in amortization method for fiscal years beginning after December 15, 2000, these amounts would have been:
     Net investment income                           N/A
     Net realized and unrealized gain (loss)         N/A
     Net investment income ratio                   7.62%
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

                23 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited

===============================================================================
1. Significant Accounting Policies
Oppenheimer Senior Floating Rate Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund seeks as high a level of current income and preservation of capital as is consistent with investing primarily in senior floating rate loans and other debt securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
     The Fund offers Class A, Class B and Class C shares. Class A shares are not available for direct purchase and are available only upon automatic conversion of Class B shares or exchange of shares of certain other Oppenheimer funds, and by purchase through "wrap" programs of financial advisors that have special agreements with the Distributor for that purpose. Class B and Class C shares are sold without an initial sales charge but may be subject to an Early Withdrawal Charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C shares have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the end of the month in which you purchase them. The following is a summary of significant accounting policies consistently followed by the Fund.
-------------------------------------------------------------------------------
Securities Valuation. Securities for which quotations are readily available are valued at the last sale price, or if in the absence of a sale, at the last sale price on the prior trading day if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at cost (or last determined market value) and adjusted for amortization or accretion to maturity of any premium or discount.
-------------------------------------------------------------------------------
Senior Loans. Under normal market conditions, the Fund will invest at least 80% of its total assets in collateralized floating rate senior loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so either as an original lender or as a purchaser of an assignment of a loan or a participation interest in a loan.
     Many senior loans are illiquid. As of January 31, 2002, securities with an aggregate market value of $486,023,543, representing 93.3% of the Fund's net assets, were comprised of senior loans, of which $422,172,561, representing 81% of net assets, were illiquid.

                24 | OPPENHEIMER SENIOR FLOATING RATE FUND

-------------------------------------------------------------------------------
Security Credit Risk. Senior loans are subject to credit risk. Credit risk relates to the ability of the borrower under a senior loan to make interest and principal payments on the loan as they become due. The Fund's investments in senior loans are subject to risk of default. As of January 31, 2002, securities with an aggregate market value of $7,621,727, representing 1.46% of the Fund's net assets, were in default.
-------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
-------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
-------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
     As of January 31, 2002, the Fund had available for federal income tax purposes an estimated unused capital loss carryover of $31,880,253. This estimated capital loss carryover represents carryover as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and increased or decreased by capital losses or gains realized in the first six months of the current fiscal year.
     As of July 31, 2001, the Fund had available for federal income tax purposes an unused capital loss carryover as follows:

              Expiring
              -----------------------------------------------
                 2009                                  $2,975

-------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

                25 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

===============================================================================
1. Significant Accounting Policies Continued
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income
(loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
-------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Noncash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
-------------------------------------------------------------------------------
Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
-------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                26 | OPPENHEIMER SENIOR FLOATING RATE FUND

===============================================================================
2. Repurchase Offers and Shares of Beneficial Interest
The Fund has adopted the following fundamental policies concerning periodic repurchase offers:
     o The Fund will make periodic Repurchase Offers, pursuant to Rule 23c-3 under the Investment Company Act of 1940 (as that rule may be amended from time to time).
     o Repurchase offers shall be made at periodic intervals of three months between Repurchase Request Deadlines. The Deadlines will be at the time on a regular business day (normally the last regular business day) in the months of January, April, July and October to be determined by the Fund's Board of Trustees.
     o The Repurchase Pricing Date for a particular Repurchase Offer shall be not more than 14 days after the Repurchase Request Deadline for the Repurchase Offer. If that day is not a regular business day, then the Repurchase Pricing Date will be the following regular business day.

Each quarter, the Fund's Board will determine the number of shares that the Fund will offer to repurchase in a particular Repurchase Offer. The Repurchase Offer Amount will be at least 5% but not more than 25% of the total number of shares of all classes of the Fund (in the aggregate) outstanding on the Repurchase Request Deadline. If shareholders tender more than the Repurchase Offer Amount for a particular Repurchase Offer, the Fund may repurchase up to an additional 2% of the shares outstanding on the Repurchase Request Deadline.

For the six months ended January 31, 2002, the Fund extended two Repurchase
Offers:

                       Percentage of
                  Outstanding Shares   Amount of Shares        Number of
Repurchase          the Fund Offered   the Fund Offered  Shares Tendered
Request Deadline       to Repurchase      to Repurchase     (all classes)
------------------------------------------------------------------------
October 31, 2001                  14%         9,605,616        9,387,147
January 31, 2002                  20         11,313,789        4,753,733

                27 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

===============================================================================
2. Repurchase Offers and Shares of Beneficial Interest Continued
The Fund is authorized to issue an unlimited number of shares of each class and at the date of this report has registered 105 million shares, par value $0.001 each. Class A shares are not available for direct purchase except by exchange of shares of certain other Oppenheimer funds, by purchase through "wrap" programs of financial advisors that have special agreements with the Distributor for that purpose, or by automatic conversion of Class B shares. The Fund sells Class B and Class C shares continuously at the respective offering price for each class of shares. Transactions in shares of beneficial interest were as follows:

                           Six Months Ended January 31, 2002         Year Ended July 31, 2001
                                  Shares             Amount          Shares            Amount
-----------------------------------------------------------------------------------------------
Class A
Converted and exchanges          441,002       $  4,206,263       4,024,120      $ 39,666,352
Dividends and/or
distributions reinvested          91,766            852,177         221,942         2,169,572
Repurchased                   (1,068,788)        (9,858,691)     (1,765,776)      (17,168,752)
                             ------------------------------------------------------------------
Net increase (decrease)         (536,020)      $ (4,800,251)      2,480,286      $ 24,667,172
                             ==================================================================

-----------------------------------------------------------------------------------------------
Class B
Sold                           1,543,039       $ 14,636,369      15,128,458      $148,981,360
Dividends and/or
distributions reinvested         382,695          3,555,617         802,175         7,830,791
Repurchased                   (3,378,265)       (31,172,180)     (2,629,196)      (25,462,499)
                             ------------------------------------------------------------------
Net increase (decrease)       (1,452,531)      $(12,980,194)     13,301,437      $131,349,652
                             ==================================================================

-----------------------------------------------------------------------------------------------
Class C
Sold                           2,932,739       $ 27,774,201      25,715,788      $253,773,178
Dividends and/or
distributions reinvested         675,298          6,279,658       1,685,177        16,474,396
Repurchased                   (9,796,287)       (90,209,701)    (10,150,059)      (98,250,405)
                             ------------------------------------------------------------------
Net increase (decrease)       (6,188,250)      $(56,155,842)     17,250,906      $171,997,169
                             ==================================================================

===============================================================================
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended January 31, 2002, were $227,460,470 and $287,074,505, respectively.

                28 | OPPENHEIMER SENIOR FLOATING RATE FUND

================================================================================
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next
$200 million, and 0.60% of average annual net assets in excess of $800 million. The management fee is based upon a percentage of the Fund's average annual net assets and is shown without giving effect to a voluntary reduction by the Manager of 0.20% of the management fee annually. That voluntary reduction and waiver may be withdrawn or amended at any time. With that fee waiver and reduction, the estimated management fee for each class is 0.52% and total annual expenses are estimated at 1.13% for Class A and 1.63% for Class B and Class C. The Fund's management fee for the six months ended January 31, 2002, was an annualized rate of 0.72%.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the
Manager, is the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an agreed-upon per account fee.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% per annum, effective October 1, 2001. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                                                         Concessions on               Concessions on
                                                         Class B Shares               Class C Shares
Six Months Ended                             Advanced by Distributor(1)   Advanced by Distributor(1)
------------------------------------------------------------------------------------------------------
January 31, 2002                                               $355,342                     $250,202

1. The Distributor advances concession on payments to dealers for sales of Class B and Class C shares from its own resources at the time of sale.

                                    Class A                     Class B                     Class C
                           Early Withdrawal            Early Withdrawal            Early Withdrawal
                                     Charge                      Charge                      Charge
Six Months Ended    Retained by Distributor     Retained by Distributor     Retained by Distributor
-----------------------------------------------------------------------------------------------------
January 31, 2002                        $--                    $284,264                    $128,273

                29 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

================================================================================
4. Fees and Other Transactions with Affiliates Continued
The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares. Because the Fund is a closed-end fund and is not able to rely on the provisions of Rule 12b-1 of the Investment Company Act (the Act), the Fund has requested and obtained from the Securities and Exchange Commission (the SEC) exemptive relief from certain provisions of the Act. The operation of those plans is contingent upon the continued availability of that exemptive relief from the SEC. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
--------------------------------------------------------------------------------
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to a specified percent of average annual net assets of Class A shares purchased. While the plan permits the Board of
Trustees to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed a specified percent of the average annual net assets consisting of Class A shares of the Fund. For the six months ended January 31, 2002, payments under the
Class A plan totaled $54,712, all of which were paid by the Distributor to recipients, and included $7,703 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B and Class C Service and Distribution Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
   The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
   The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the early withdrawal charges collected on repurchased shares and from the Fund under the plans. If either Class B or Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated.

                30 | OPPENHEIMER SENIOR FLOATING RATE FUND

Distribution fees paid to the Distributor for the six months ended January 31, 2002, were as follows:

                                                                                       Distributor's
                                                                     Distributor's         Aggregate
                                                                         Aggregate      Unreimbursed
                                                                      Unreimbursed     Expenses as %
                              Total Payments      Amount Retained         Expenses     of Net Assets
                                  Under Plan       by Distributor       Under Plan          of Class
------------------------------------------------------------------------------------------------------
Class B Plan                      $  819,231             $666,419       $6,188,753              3.09%
Class C Plan                       1,253,076              594,171        6,927,622              2.45

================================================================================
5. Illiquid Securities
As of January 31, 2002, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Most Senior Loans and many of the Fund's other investments are illiquid. The aggregate value of illiquid securities subject to this limitation as of January 31, 2002, was $422,172,561, which represents 81% of the Fund's net assets.

================================================================================
6. Loan Commitments
Pursuant to the terms of certain credit agreements, the Fund has unfunded loan commitments of $2,627,808 at January 31, 2002. These unfunded loan commitments must be funded by the Fund upon the borrower's discretion. The Fund is obligated to fund these commitments at the time of the request by the borrower. The Fund generally will maintain with its custodian short-term investments having an aggregate value at least equal to the amount of unfunded loan commitments.

================================================================================
7. Bank Borrowings
The Fund may borrow up to a certain percentage of its total assets from a bank to purchase portfolio securities (a technique referred to as "leverage"), to finance share repurchases during Repurchase Offers, and to fund additional loan commitments or for cash management purposes. The Fund has entered into an agreement which enables it to participate with certain other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $250 million, collectively, of which commitment $150 million is allocated to the Fund. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.625%. The Fund also pays a commitment fee based on the incremental commitment fee for the $150 million allocated to the Fund under the line of credit.
   The Fund had no borrowings outstanding at January 31, 2002. For the six months ended January 31, 2002, the average monthly loan balance was $2,636,219 at an average interest rate of 3.36%.

                31 | OPPENHEIMER SENIOR FLOATING RATE FUND

OPPENHEIMER SENIOR FLOATING RATE FUND

====================================================================================================
Officers and Trustees       James C. Swain, Chairman of the Board of Trustees and Trustee
                            John V. Murphy, Trustee and President
                            William L. Armstrong, Trustee
                            Robert G. Avis, Trustee
                            George C. Bowen, Trustee
                            Edward L. Cameron, Trustee
                            Jon S. Fossel, Trustee
                            Sam Freedman, Trustee
                            C. Howard Kast, Trustee
                            Robert M. Kirchner, Trustee
                            F. William Marshall, Jr., Trustee
                            Arthur J. Zimmer, Vice President
                            Margaret Hui, Assistant Vice President
                            Joseph Welsh, Assistant Vice President
                            Robert G. Zack, Vice President and Secretary
                            Brian W. Wixted, Treasurer
                            Robert J. Bishop, Assistant Treasurer
                            Scott T. Farrar, Assistant Treasurer
                            Katherine P. Feld, Assistant Secretary
                            Kathleen T. Ives, Assistant Secretary
                            Denis R. Molleur, Assistant Secretary

====================================================================================================
Investment Advisor          OppenheimerFunds, Inc.

====================================================================================================
Distributor                 OppenheimerFunds Distributor, Inc.

====================================================================================================
Transfer and Shareholder    OppenheimerFunds Services
Servicing Agent

====================================================================================================
Custodian of                The Bank of New York
Portfolio Securities

====================================================================================================
Independent Auditors        Deloitte & Touche LLP

====================================================================================================
Legal Counsel               Myer, Swanson, Adams & Wolf, P.C.

                            The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

                            Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
                            498 Seventh Avenue, New York, NY 10018

      [C]Copyright 2002 OppenheimerFunds, Inc. All rights reserved.

                32 | OPPENHEIMER SENIOR FLOATING RATE FUND

INFORMATION AND SERVICES

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--------------------------------------------------------------------------------
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                                                      [logo] OppenheimerFunds(R)
                                                               Distributor, Inc.

                  RS0291.001.0102 April 1, 2002